Merrill Lynch & Co., Inc.	Exhibit 99.4

Reconciliation of Non-GAAP Measures
Merrill Lynch adopted Statement of Financial Accounting Standards No. 123 (as revised in 2004) for stock-based employee compensation during the first quarter of 2006. Additionally, as a result of a comprehensive review of the retirement provisions in its stock-based compensation plans, Merrill Lynch also modified the retirement eligibility requirements of existing stock awards in order to facilitate transition to more stringent retirement eligibility requirements for future stock awards. These modifications and the adoption of the new accounting standard required Merrill Lynch to accelerate the recognition of compensation expenses for affected stock awards, resulting in the “one-time compensation expenses.” These changes represent timing differences and are not economic in substance.
During the third quarter of 2006, Merrill Lynch completed the merger of its Merrill Lynch Investment Managers business with BlackRock, Inc. Merrill Lynch recognized a gain associated with this merger along with other non-recurring expenses, collectively “Impact of BlackRock Merger”.
Management believes that while the results excluding these one-time compensation expenses and the impact of the BlackRock merger are considered non-GAAP measures, they depict the operating performance of the company more clearly and enable more appropriate period-to-period comparisons.

Unaudited Earnings Summary	For the Year Ended December 29, 2006 (1)
	Excluding One-time
	Compensation	Impact of One-time
	Expenses & Impact of	Compensation	Impact of
(in millions, except per share amounts)	BlackRock Merger	Expenses	BlackRock Merger		GAAP Basis
Net Revenues (a)	$32,424	$—	$1,969		$34,393

Non-Interest Expenses
Compensation and benefits (b)	15,086	1,759	144		16,989
Non-compensation expenses (c)	7,077	—	58		7,135

Total Non-Interest Expenses	22,163	1,759	202		24,124

Earnings From Continuing Operations Before Income Taxes (d)	10,261	(1,759)	1,767		10,269
Income Tax Expense (e)	2,796	(582)	662		2,876

Net Earnings From Continuing Operations	$7,465	$(1,177)	$1,105		$7,393

Earnings From Discontinued Operations Before Income Taxes	$157	—	—		$157
Income Tax Expense	51	—	—		51

Net Earnings From Discontinued Operations	$106	$—	$—		$106

Net Earnings	$7,571	$(1,177)	$1,105		$7,499

Preferred Stock Dividends	$188	$—	$—		$188

Net Earnings Applicable to Common Stockholders	$7,383	$(1,177)	$1,105		$7,311

Basic earnings per common share from continuing operations	$8.40	$(1.37) (2)	$1.27	(2)	$8.30
Basic earnings per common share from discontinued operations	0.12	—	—		0.12

Basic earnings per common share	$8.52	$(1.37)	$1.27		$8.42

Diluted earnings per common share from continuing operations	$7.57	$(1.23)	$1.14		$7.48
Diluted earnings per common share from discontinued operations	0.11	—	—		0.11

Diluted earnings per share	$7.68	$(1.23) (2)	$1.14	(2)	$7.59

Average Shares Used in Computing Earnings Per Common Share
Basic	866.7	1.4	—		868.1
Diluted	961.5	1.5	—		963.0

Financial Ratios	For the Year Ended (1)
	December 29, 2006
	Excluding One-time
	Compensation
	Expenses & Impact of
	BlackRock Merger	GAAP Basis
Ratio of compensation and benefits to net revenues (b)/(a)	46.5%	49.4%
Ratio of non-compensation expenses to net revenues (c)/(a)	21.8%	20.7%
Effective Tax Rate from continuing operations (e)/(d)	27.2%	28.0%
Pre-tax Profit Margin from continuing operations (d)/(a)	31.6%	29.9%

Average Common Equity	$34,354	$34,354
Impact of one-time compensation expenses and the BlackRock merger	(130)	—

Average Common Equity	34,224	34,354
Return on Average Common Equity	21.6%	21.3%

(1)	For purposes of comparison with previously published results, data excluding the impact of the one-time compensation expenses and the BlackRock merger assumes the impact is limited to the first and third quarter of 2006, respectively.

(2)	EPS calculated using weighted average shares for the year.

Merrill Lynch & Co., Inc.

Reconciliation of Non-GAAP Measures
Merrill Lynch adopted Statement of Financial Accounting Standards No. 123 (as revised in 2004) for stock-based employee compensation during the first quarter 2006. Additionally, as a result of a comprehensive review of the retirement provisions in its stock-based compensation plans, Merrill Lynch also modified the retirement eligibility requirements of existing stock awards in order to facilitate transition to more stringent retirement eligibility requirements for future stock awards. These modifications and the adoption of the new accounting standard required Merrill Lynch to accelerate the recognition of compensation expenses for affected stock awards, resulting in the “one-time compensation expenses.” These changes represent timing differences and are not economic in substance. Management believes that while the results excluding the one-time expenses are considered non-GAAP measures, they depict the operating performance of the company more clearly and enable more appropriate period-to-period comparisons.

Unaudited Earnings Summary	For the Six Months Ended June 30, 2006
	Excluding the Impact of	First Quarter Impact of
	One-time Compensation	One-time Compensation
(in millions, except per share amounts)	Expenses	Expenses	GAAP Basis
Net Revenues (a)	$16,016	$—	$16,016

Non-Interest Expenses
Compensation and benefits (b)	7,961	1,759	9,720
Non-compensation expenses (c)	3,419	—	3,419

Total Non-Interest Expenses	11,380	1,759	13,139

Earnings From Continuing Operations Before Income Taxes (d)	4,636	(1,759)	2,877
Income Tax Expense (e)	1,394	(582)	812

Net Earnings From Continuing Operations	$3,242	$(1,177)	$2,065

Earnings From Discontinued Operations Before Income Taxes	$65	$—	$65
Income Tax Expense	22	—	22

Net Earnings From Discontinued Operations	$43	$—	$43

Net Earnings	$3,285	$(1,177)	$2,108

Preferred Stock Dividends	$88	$—	$88

Net Earnings Applicable to Common Stockholders	$3,197	$(1,177)	$2,020

Basic earnings per common share from continuing operations	$3.58	$(1.35)	$2.23
Basic earnings per common share from discontinued operations	0.05	—	0.05

Basic earnings per common share	$3.63	$(1.35)	$2.28

Diluted earnings per common share from continuing operations	$3.24	$(1.21)	$2.03
Diluted earnings per common share from discontinued operations	0.04	—	0.04

Diluted earnings per common share	$3.28	$(1.21)	$2.07

Average Shares Used in Computing Earnings Per Common Share
Basic	881.7	2.9	884.6
Diluted	974.4	2.8	977.2

Financial Ratios	For the Six Months Ended
	June 30, 2006
	Excluding the
	Impact of One-time
	Compensation
	Expenses	GAAP Basis
Ratio of compensation and benefits to net revenues (b)/(a)	49.7%	60.7%
Ratio of non-compensation expenses to net revenues (c)/(a)	21.3%	21.3%
Effective Tax Rate from continuing operations (e)/(d)	30.1%	28.2%
Pre-tax Profit Margin from continuing operations (d)/(a)	28.9%	18.0%

Average Common Equity	$33,831	$33,831
Average impact of one-time compensation expenses	(145)	—

Average Common Equity	33,686	33,831
Annualized Return on Average Common Equity	19.0%	11.9%

Merrill Lynch & Co., Inc.

Reconciliation of Non-GAAP Measures
Merrill Lynch adopted Statement of Financial Accounting Standards No. 123 (as revised in 2004) for stock-based employee compensation during the first quarter 2006. Additionally, as a result of a comprehensive review of the retirement provisions in its stock-based compensation plans, Merrill Lynch also modified the retirement eligibility requirements of existing stock awards in order to facilitate transition to more stringent retirement eligibility requirements for future stock awards. These modifications and the adoption of the new accounting standard required Merrill Lynch to accelerate the recognition of compensation expenses for affected stock awards, resulting in the “one-time compensation expenses.” These changes represent timing differences and are not economic in substance. Management believes that while the results excluding the one-time expenses are considered non-GAAP measures, they depict the operating performance of the company more clearly and enable more appropriate period-to-period comparisons.

Unaudited Earnings Summary	For the Three Months Ended March 31, 2006
		First Quarter
	Excluding the Impact of	Impact of One-time
	One-time Compensation	Compensation
(in millions, except per share amounts)	Expenses	Expenses	GAAP Basis
Net revenues (a)	$7,907	$—	$7,907

Non-interest expenses
Compensation and benefits (b)	3,986	1,759	5,745
Non-compensation expenses (c)	1,601	—	1,601

Total non-interest expenses	5,587	1,759	7,346

Earnings from continuing operations before income taxes (d)	2,320	(1,759)	561
Income tax expense (e)	696	(582)	114

Net earnings from continuing operations	$1,624	$(1,177)	$447

Earnings from discontinued operations before income taxes	$32	$—	$32
Income tax expense	4	—	4

Net earnings from discontinued operations	$28	$—	$28

Net earnings	$1,652	$(1,177)	$475

Preferred stock dividends	$43	$—	$43

Net earnings applicable to common stockholders	$1,609	$(1,177)	$432

Basic earnings per common share from continuing operations	$1.80	$(1.34)	$0.46
Basic earnings per common share from discontinued operations	0.03	—	0.03

Basic earnings per common share	$1.83	$(1.34)	$0.49

Diluted earnings per common share from continuing operations	$1.62	$(1.21)	$0.41
Diluted earnings per common share from discontinued operations	0.03	—	0.03

Diluted earnings per common share	$1.65	$(1.21)	$0.44

Average shares used in computing earnings per common share
Basic	878.0	5.7	883.7
Diluted	975.4	5.7	981.1

Financial Ratios	For the Three Months Ended
	March 31, 2006
	Excluding the
	Impact of One-time
	Compensation
	Expenses	GAAP Basis
Ratio of compensation and benefits to net revenues (b)/(a)	50.4%	72.7%
Ratio of non-compensation and benefits to net revenues (c)/(a)	20.2%	20.2%
Effective tax rate from continuing operations (e)/(d)	30.0%	20.3%
Pre-tax profit margin from continuing operations (d)/(a)	29.3%	7.1%

Average common equity	$33,800	$33,800
Impact of the BlackRock merger	(145)	—

Average common equity	33,655	33,800
Annualized return on average common equity	19.1%	5.1%